                                                                Exhibit 10.22.1




                              LIPID SCIENCES, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT
                    (For Scientific Advisory Board Members)


     THIS AGREEMENT made and entered into as of the __th day of __________, ____ (the "Grant Date"), by Lipid Sciences, Inc., a Delaware corporation (the "Company"), and __________ ("Participant").

                                    RECITALS

     WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for such individuals to obtain or increase their stock ownership interest in the Company in order that they will have a greater incentive to work for and manage the Company's affairs.

     WHEREAS, the Participant is a non-employee member of the Board of Directors of the Company or a consultant or advisor to the Company and has been selected by the Board of Directors (the "Board") to receive an option.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

     1.   Option.

          (a) Grant. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to Participant a Non-Qualified Stock Option to purchase all or any part of the shares (the "Shares") of the Company's common stock ("Common Stock") set forth on the signature page hereof, at the exercise price set forth on the signature page hereof.

          (b) Term. The term of the Option shall expire at 11:59 p.m. on the date immediately preceding the fifth anniversary of the date of grant of the Option.

          (c) Vesting. The Option shall vest as set forth in the following table:

          Number of Optioned Shares Vested                  Vesting Date
          --------------------------------                  ------------




     2. Exercise. The Option may not be exercised prior to the date it is vested or after the expiration date. Participant may, subject to the limitations of this Agreement, exercise all or any portion of the Option that has vested pursuant to Section 1 hereof by providing written notice of exercise to the Company specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment of the exercise price for such Shares. The exercise price shall be paid in cash, by the surrender of a whole number of Shares (free of all adverse claims and duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank) having a Fair Market Value on the date of exercise equal to the exercise price, or by the surrender of the unexercised, vested portion of the Option as to which the Spread (as hereinafter defined) is equal to the exercise price, or any combination of the foregoing. "Spread" means the Fair Market Value on the date of exercise of the underlying Shares less the exercise price. No portion of the Option may be exercised after it has expired pursuant to Section 1 hereof.


     3. Net Issue Exercise of Option. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the exercise price per share (the "Exercise Price") (at the date of calculation as set forth below), in lieu of exercising this Option for cash, Participant may elect to receive shares of Common Stock equal to the value (as determined below) of the Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Form of Subscription in which event the Company shall issue to the Participant a number of shares of Common Stock computed using the following formula:

               X= Y(A-B)
                  -----
                    A

     Where     X= the number of shares of Common Stock to be issued to
                  Participant;

               Y= the number of shares of Common Stock purchasable under the
                  Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation);

               A= the fair market value of one share of the Company's Common
                  Stock (at the date of such calculation); and

               B= Exercise Price (as adjusted to the date of such calculation).


For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in the good faith exercise of its reasonable business judgment; provided, however, that if at the time of such exercise the Company's Common Stock is listed on any established stock exchange or a national market system, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five trading days prior to the date of determination of fair market value. Notwithstanding the foregoing, in the event the Option is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering. At the discretion of Participant, Participant may elect to satisfy federal, state or local tax obligations arising out of his exercise of the Option, in whole or in part, by causing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option and paying over to the appropriate tax authorities the amount equal to the value of the shares withheld.

     4. Change of Control. In the event of a Change of Control, any unvested portion of the Option shall vest in full. Change of Control means: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity (unless such plan is subsequently abandoned); (ii) the adoption by the Company's shareholders of a plan of liquidation or the approval of the dissolution of the Company (unless such liquidation or dissolution is subsequently abandoned); (iii) the approval by the Company's shareholders of an agreement providing for the sale of all or substantially the assets of the Company unless such sale is subsequently abandoned); or (iv) the acquisition of more than thirty percent (30%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934 if such acquisition is not preceded by a prior expression of approval by the Board; or (v) one-third or more of the Company's Board of Directors are not Continuing Directors (a "Continuing Director" means any member of the Board of Directors who was a member on May 19, 1999, and any Director who was recommended for election, or is elected to fill a vacancy, as a director by a majority of the Continuing Directors then on such Board).

     5. Non-transferability. Participant shall have no rights to sell, assign, transfer, pledge, assign or otherwise alienate the Option under this Agreement, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and any such attempted sale, assignment, transfer, pledge or other conveyance shall be null and void. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her legal representative).

     6. Beneficiary. The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by Participant in accordance herewith (the person who is Participant's Beneficiary at the time of his or her death is referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of Participant. Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Board of Directors. The last such designation received by the Board of Directors shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board of Directors prior to Participant's death, and in no event shall any designation be effective as of a date prior to such receipt. If no Beneficiary designation is in effect at the time of Participant's death, or if no designated Beneficiary survives Participant or if such designation conflicts with law, Participant's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of Optionee. If the Board of Directors is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the underlying Shares, until the Board of Directors determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

     7. Securities Law Restrictions. Participant acknowledges that he is acquiring the Option and the Shares purchasable pursuant to the Option for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Act"). Participant agrees and acknowledges with respect to any Shares that have not been registered under the Act, that (i) Participant will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Shares to such effect. As a further condition to the issuance of the Shares, the Participant agrees for himself, and his heirs, legatees and legal representatives, prior to such issuance to execute and deliver to the Company such investment representations and warranties, and to take such other actions, as counsel for the Company determines may be necessary or appropriate for compliance with the Act and any applicable securities laws.

     Participant has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of this option and with respect to the business, affairs, financial condition and results of operations of the Company. Participant has had access to such financial and other information as is necessary in order for Participant to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of information to which Participant has had access. Participant further represents and warrants that the Participant is an accredited investor as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933.

     Unless otherwise determined by the Board, the Participant agrees that any certificate representing shares of Stock acquired upon exercise of the Option shall bear the following legend:

          The shares of Stock represented by this certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). These shares may not be sold, transferred or disposed of unless they are registered under the Act, or sold in a transaction that is exempt from registration under the Act and any applicable state securities laws.

     8. Two-Year Market Stand-Off Agreement.

          (a) Each Participant may not, without the prior written consent of the managing underwriter, if any, during the period commencing on the date that LSI's common stock (or any successor common stock) begins trading on Nasdaq or any other securities exchange or quotation system and ending on the date specified by LSI and the managing underwriter, if any (the period may not exceed two years) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock (whether such shares or any such securities are then owned by the Participant or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The underwriters, if any, in connection with LSI's initial public offering are intended third party beneficiaries of this section and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

          (b) In order to enforce the covenant of this Section 8, LSI may impose stop-transfer instructions with respect to the registrable securities of each Participant (and the shares or securities of every other person subject to the foregoing restriction) until the end of the relevant period.

     9.   Limited Interest.

          (a) Participant shall have no rights as a stockholder as a result of the grant of the Option, until the Option is exercised, the exercise price is paid, and the Shares issued thereunder.

          (b) The grant of the Option shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger, consolidation or business combination of the Company, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Shares or the rights of the holders thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other Company act or proceeding, whether of a similar character or otherwise.

     10. Subdivision or Combination of Stock. If the Company at any time splits or subdivides its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such split or subdivision shall be proportionately reduced and the number of Shares issuable hereunder proportionately increased, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares issuable hereunder proportionately decreased.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     12. Amendment. This Agreement may not be amended, modified, terminated or otherwise altered except by the written consent of the parties thereto.

     13. Counterparts. This Non-Qualified Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and its corporate seal hereunto affixed, and the Participant has hereunto affixed his hand the day and year first above written.


                                             LIPID SCIENCES, INC.
                                             By: ______________________________
                                                 _________________, Chairman

                                                         ("Company")


                                             By: ______________________________


                                                       ("Participant")


No. of Shares:                                   Grant Date:


Exercise Price Per Share:                        Initial Exercise Date:


                                                 Option Expiration Date:


Date of Agreement:                               Date of First Service:


Beneficiary:                                     Address of Beneficiary:


Beneficiary Tax Identification No.: